Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Exhibit 99.1 Press Release

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2002

RES-CARE, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10140 Linn Station Road, Louisville, Kentucky (Address of principal executive offices)	40223 (Zip code)

(502) 394-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, and 8 are not applicable and are omitted from this Report.

Item 5. Other Events

On March 6, 2002, Res-Care, Inc. announced its financial results for the fourth quarter and the year ended December 31, 2001. A copy of Res-Care’s press release is attached as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBER	EXHIBIT
99.1	Press Release dated March 6, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: March 6, 2002	By /s/ L. Bryan Shaul L. Bryan Shaul, Executive Vice President for Finance and Administration, Chief Financial Officer